UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2020

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $3.33 per share	HWC	The NASDAQ Stock Market, LLC

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On June 9, 2020, Hancock Whitney Corporation (the “Company”) completed the sale of $22.5 million aggregate principal amount of its 6.25% Subordinated Notes due 2060 (the “Notes”) to Morgan Stanley & Co. LLC, BofA Securities, Inc., Piper Sandler & Co., UBS Securities LLC and Wells Fargo Securities, LLC, as managers of the several underwriters (the “Underwriters”) named in the Underwriting Agreement, dated May 26, 2020, by and between the Company and the Underwriters pursuant to the exercise of the Underwriters’ option to purchase an additional amount of Notes in full (the “Additional Notes”).

The Additional Notes were issued pursuant to an Indenture, dated as of March 9, 2015 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Supplemental Indenture, dated as of June 2, 2020, by and between the Company and the Trustee (the “Supplemental Indenture”).

The above descriptions are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1

Indenture, dated as of March 9, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-Kfiled with the Securities and Exchange Commission on March 9, 2015)

4.2

Supplemental Indenture, dated as of June 2, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A. (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2020)

4.3	Form of Global Note representing the Notes

5.1	Opinion of Alston & Bird LLP

5.2	Opinion of Joy Lambert Phillips, Esq., Executive Vice President and General Counsel of Hancock Whitney Corporation

23.1	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 5.1)

23.2	Consent of Joy Lambert Phillips, Esq. (included in the opinion filed as Exhibit 5.2)

104	The cover page from Hancock Whitney Corporation’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

June 9, 2020	By:	/s/ Michael M. Achary
Michael M. Achary
Senior Executive Vice President and Chief Financial Officer

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